Note 3 - Balance Sheet Components - Schedule of Property and Equipment (Details) - USD ($)	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Total property and equipment	$ 871,414	$ 841,417	$ 707,159
Accumulated depreciation and amortization	(658,461)	(606,505)	(550,221)
Total property and equipment, net	212,953	234,912	156,938
Equipment and Furnishings [Member]
Total property and equipment	755,809	725,812	591,554
Leasehold Improvements [Member]
Total property and equipment	$ 115,605	$ 115,605	$ 115,605